UACSC 98-C
                        UNION ACCEPTANCE CORPORATION
                                 (Servicer)
                            MONTH ENDING 1/31/99

PRINCIPAL BALANCE RECONCILIATION             D O L L A R S
                                               CLASS A-1        CLASS A-2         CLASS A-3       CLASS A-4       CLASS A-5
                                             -------------     --------------   -------------   -------------    -------------
Original Principal Balance                   49,800,000.00     110,900,000.00   74,675,000.00   72,575,000.00    43,429,110.20
Beginning Period Principal Balance           11,205,335.94     110,900,000.00   74,675,000.00   72,575,000.00    43,429,110.20
Principal Collections - Scheduled Payments    3,828,445.73                  -               -               -                -
Principal Collections - Payoffs               3,597,469.08                  -               -               -                -
Principal Withdrawal from Payahead               14,781.38                  -               -               -                -
Gross Principal Charge Offs                     723,291.38                  -               -               -                -
Repurchases                                      17,702.62                  -               -               -                -
                                             -------------     --------------   -------------   -------------    -------------
Ending Balance                                3,023,645.75     110,900,000.00   74,675,000.00   72,575,000.00    43,429,110.20
                                             =============     ==============   =============   =============    =============


Certificate Factor                               0.0607158          1.0000000       1.0000000       1.0000000        1.0000000
Pass Through Rate                                   5.5269%            5.4400%         5.4100%          5.520%           5.640%

PRINCIPAL BALANCE RECONCILIATION                                     NUMBERS
                                               TOTAL CLASS A's
                                               --------------         ------
Original Principal Balance                     351,379,110.20         25,235
Beginning Period Principal Balance             312,784,446.15         23,332
Principal Collections - Scheduled Payments       3,828,445.73
Principal Collections - Payoffs                  3,597,469.08            369
Principal Withdrawal from Payahead                  14,781.38
Gross Principal Charge Offs                        723,291.38             52
Repurchases                                         17,702.62              2
                                               --------------         ------
Ending Balance                                 304,602,755.96         22,909
                                               ==============         ======


                                                    0.8668778
                                                       5.4872%

CASH FLOW RECONCILIATION

Principal Wired                                              7,430,077.48
Interest Wired                                               3,078,839.55
Withdrawal from Payahead Account                                16,630.40
Repurchases (Principal and Interest)                            18,079.03
Charge Off Recoveries                                           96,723.01
Interest Advances                                               67,978.35
Certificate Account Interest Earned                             26,628.05
Spread Account Withdrawal                                           --
Class A Policy Draw for Class A Principal or Interest               --
                                                           --------------

Total Cash Flow                                             10,734,955.87
                                                           ==============

TRUSTEE DISTRIBUTION (2/8/99)

Total Cash Flow                                             10,734,955.87
Unrecovered Advances on Defaulted Receivables                   24,576.42
Servicing Fee (Due and Unpaid)                                      --
Interest to Class A-1 Certificateholders                        53,329.28
Interest to Class A-2 Certificateholders                       502,746.67
Interest to Class A-3 Certificateholders                       336,659.79
Interest to Class A-4 Certificateholders                       333,845.00
Interest to Class A-5 Certificateholders                       204,116.82
Principal to Class A-1 Certificateholders                    8,181,690.19
Principal to Class A-2 Certificateholders                           --
Principal to Class A-3 Certificateholders                           --
Principal to Class A-4 Certificateholders                           --
Principal to Class A-5 Certificateholders                           --
Insurance Premium                                               34,098.59
Interest Advance Recoveries from Payments                       48,657.08
Unreimbursed draws on Class A's Policy for
     Class A Principal or  Interest                                 --
Deposit to Payahead                                              5,915.84
Certificate Account Interest to Servicer                        26,628.05
Payahead Account Interest to Servicer                              333.51
Excess                                                         982,358.63
                                                           --------------

Net Cash                                                            --
                                                           ==============

Servicing Fee Retained from Interest Collections               260,653.71

SPREAD ACCOUNT  RECONCILIATION


Original Balance                                                   --
Beginning Balance                                           5,270,686.65
Trustee Distribution of Excess                                982,358.63
Interest Earned                                                20,114.26
Spread Account Draws                                               --
Reimbursement for Prior Spread Account Draws                       --
Distribution of Funds to Servicer                          (1,002,472.89)
                                                          --------------
Ending Balance                                              5,270,686.65
                                                          ==============

Required Balance                                            5,270,686.65



FIRST LOSS PROTECTION AMOUNT RECONCILIATION


Original Balance                                           16,690,507.73
Beginning Balance                                           9,586,574.54
Reduction Due to Spread Account                                    (0.00)
Reduction Due to Principal Reduction                         (388,630.28)
                                                          --------------
Ending Balance                                              9,197,944.26
                                                          ==============

First Loss Protection Required Amount                       9,197,944.26
First Loss Protection Fee %                                         2.00%
First Loss Protection Fee                                      15,840.90



POLICY RECONCILIATION

Original Balance                                          351,379,110.20
Beginning Balance                                         309,250,463.66
Draws                                                              --
Reimbursement of Prior Draws                                       --
                                                          --------------
Ending Balance                                            309,250,463.66
                                                          ==============

Adjusted Ending Balance Based Upon Required Balance       301,023,420.57
                                                          ==============
Required Balance                                          301,023,420.57


PAYAHEAD RECONCILIATION


Beginning Balance                                              85,783.21
Deposit                                                         5,915.84
Payahead Interest                                                 333.51
Withdrawal                                                     16,630.40
Ending Balance                                                 75,402.16

CURRENT DELINQUENCY
                                                         GROSS
    # PAYMENTS DELINQUENT     NUMBER      BALANCE      PRINCIPAL      INTEREST
    ---------------------     ------      -------      ---------      --------
1 Payment                       314    3,835,695.01     53,803.26     43,451.58
2 Payments                      121    1,557,327.49     39,235.02     38,312.00
3 Payments                       58      730,090.99     29,379.42     24,414.27
                                ---    ------------    ----------    ----------
Total                           493    6,123,113.49    122,417.70    106,177.85
                                ===    ============    ==========    ==========

Percent Delinquent            2.152%          2.010%




DELINQUENCY RATE (60+)
                                                            RECEIVABLE
                                        END OF PERIOD       DELINQUENCY
   PERIOD             BALANCE           POOL BALANCE           RATE
   ------             -------           ------------           ----
Current             2,287,418.48       304,602,755.96           0.75%
1st Previous        2,222,433.12       312,784,446.15           0.71%
2nd Previous        1,670,763.48       320,893,881.69           0.52%


NET LOSS RATE

                                                                                       DEFAULTED
                                                    LIQUIDATION      AVERAGE            NET LOSS
   PERIOD                              BALANCE        PROCEEDS     POOL BALANCE       (ANNUALIZED)
   ------                              -------        --------     ------------       ------------
Current                               723,291.38      96,723.01    308,693,601.06        2.44%
1st Previous                          480,510.55      12,239.22    316,839,163.92        1.77%
2nd Previous                           34,078.58       1,725.48    325,225,184.69        0.12%

Gross Cumulative Charge Offs        1,347,027.64                Net Cumulative Loss Percentage
Gross Liquidation Proceeds            117,669.32                                         0.35%
Number of Repossessions                       40
Number of Inventoried Autos EOM               58


EXCESS YIELD TRIGGER

                                                  EXCESS YIELD
                  EXCESS         END OF PERIOD     PERCENTAGE
   PERIOD          YIELD        POOL BALANCE      (ANNUALIZED)
   ------          -----        ------------      ------------
Current         1,061,841.48   304,602,755.96         4.18%
1st Previous    1,236,448.18   312,784,446.15         4.74%
2nd Previous    1,888,032.10   320,893,881.69         7.06%
3rd Previous    1,890,880.34   329,556,487.68         6.89%
4th Previous      578,504.51   339,863,385.79         2.04%






                                                CURRENT
                                                 LEVEL    TRIGGER     STATUS
                                                 -----    -------     ------
Six Month Average Excess Yield                    N/A      1.50%        N/A

Trigger Hit in Current or any Previous Month                            NO





DATE: 2/8/99                           /s/ Ashley Vukovits
                                        --------------------------------
                                        ASHLEY VUKOVITS
                                        FINANCE OFFICER